                 AmeriCredit Automobile Receivables Trust 1996-C
                Class A-1 5.574% Money Market Asset Backed Notes
                  Class A-2 Floating Rate Asset Backed Notes
                     Class A-3 6.40% Asset Backed Notes
                      6.65% Asset Backed Certificates
                          Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1996-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of August 1, 1996. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowlege of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:     09/01/96
Monthly Period Ending:        09/30/96

I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

     A.   Beginning of period Aggregate Principal Balance                           $130,722,837
                                                                                    ------------
     B.   Purchase of Subsequent Receivables                                          21,366,259
                                                                                    ------------
     C.   Monthly Principal Amounts

          (1)  Collections on Receivables outstanding
                 at end of period                                   4,297,986
          (2)  Collections on Receivables paid off               ------------
                 during period                                      1,014,344
          (3)  Receivables becoming Liquidated Receivables       ------------
                 during period                                        311,876
          (4)  Receivables becoming Purchased Receivables        ------------
                 during period
                                                                 ------------
          (5)  Cram Down Losses occurring during period
                                                                 ------------
          (6)  Other Receivables adjustments                          (61,444)
                                                                 ------------
          (7)  Less amounts allocable to Interest                  (2,419,743)
                                                                 ------------
          Total Monthly Principal Amounts                                              3,143,019
                                                                                    ------------
     D.   End of period Aggregate Principal Balance                                 $148,946,077
                                                                                    ------------
     E.   Pool Factor                                                                 95.982784%
                                                                                    ------------

II.  MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                            Class A-1    Class A-2    Class A-3      Total
                                                            ---------    ---------    ---------      -----

     A.   Beginning of period Note Balance                 $42,525,660  $80,000,000  $40,875,000  $163,400,660
                                                           ---------------------------------------------------
     B.   Noteholders' Principal Distributable Amount        3,143,019            0            0     3,143,019
     C.   Noteholders' Accelerated Principal Amount          1,519,733            0            0     1,519,733
     D.   Accelerated Payment Amount Shortfall                 333,215            0            0       333,215
     E.   Note Prepayment Amount                                     0            0            0             0
                                                           ---------------------------------------------------
     F.   End of period Note Balance                       $37,529,693  $80,000,000  $40,875,000  $158,404,693
                                                           ---------------------------------------------------
                                                           ---------------------------------------------------
     G.   Note Pool Factors                                 78.186860%  100.000000%  100.000000%    93.799966%
                                                           ---------------------------------------------------
                                                           ---------------------------------------------------

IIl. MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

     A.   Beginning of period Certificate Balance                                                   $6,125,000
                                                                                               ---------------
     B.   Certificateholders' Principal Distributable Amount                                                 0
     C.   Certificateholders' Accelerated Principal Amount                                                   0
     D.   Certificate Prepayment Amount                                                                      0
                                                                                               ---------------
     E.   End of period Certificate Balance                                                         $6,125,000
                                                                                               ---------------
                                                                                               ---------------
     F.   Certificate Pool Factor                                                                  100.000000%
                                                                                               ---------------
                                                                                               ---------------
IV.  RECONCILIATION OF PRE-FUNDING ACCOUNT:

     A.   Beginning of period Pre-Funding Account balance                                          $41,299,132
                                                                                               ---------------
     B.   Purchase of Subsequent Receivables                                    (21,366,259)
                                                                            ---------------
     C.   Investment Earnings                                                       151,493
                                                                            ---------------
     D.   Investment Earnings Transfer to Collections Account                      (264,358)
                                                                            ---------------
     E.   Payment of Mandatory Prepayment Amount
                                                                            ---------------
                                                                                                   (21,479,124)
                                                                                               ---------------
     F.   End of period Pre-Funding Account balance                                                $19,820,008
                                                                                               ---------------
                                                                                               ---------------
V.   RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

     A.   Beginning of period Capitalized Interest Account balance                                    $238,978
                                                                                               ---------------
     B.   Monthly Capitalized Interest Amount                                       (37,059)
                                                                            ---------------
     C.   Investment Earnings                                                         1,165
                                                                            ---------------
     D.   Investment Earnings Transfer to Collections Account                        (2,188)
                                                                            ---------------
     E.   Payment of Overfunded Capitalized Interest Account                        (91,886)
                                                                            ---------------
     F.   Payment of Remaining Capitalized Interest Account
                                                                            ---------------
                                                                                                      (129,968)
                                                                                               ---------------
     G.   End of period Capitalized Interest Account balance                                          $109,010
                                                                                               ---------------
                                                                                               ---------------
VI.  RECONCILIATION OF COLLECTION ACCOUNT:

     A.   Available Funds:

          (1)  Collections on Receivables during period
                 (net of Liquidation Proceeds)                                   $5,312,330
                                                                            ---------------
          (2)  Liquidation Proceeds collected
                 during period                                                      188,351
                                                                            ---------------
          (3)  Purchase Amounts deposited in Collection Account
                                                                            ---------------
          (4)  (a)  Investment Earnings - Collection Account                         17,507
                                                                            ---------------
               (b)  Investment Earnings - Transfer From Prefunding Account          264,358
                                                                            ---------------
               (c)  Investment Earnings - Transfer From Capitalized Interest
                      Account                                                         2,188
                                                                            ---------------
          (5)  Collection of Supplemental Servicing Fees                             17,121
                                                                            ---------------
          (6)  Monthly Capitalized Interest Amount                                   37,059
                                                                            ---------------
          (7)  Mandatory Prepayment Amount
                                                                            ---------------
          Total Available Funds                                                                      5,838,914
                                                                                               ---------------
     B.   Distributions:

          (1)  Agent fees                                                             6,555
                                                                            ---------------
          (2)  Base Servicing Fee and Supplemental Servicing Fees                   297,852
                                                                            ---------------
          (3)  Noteholders' Interest Distributable Amount
                  (a)  Class A - 1                                                  197,532
                                                                            ---------------
                  (b)  Class A - 2                                                  374,292
                                                                            ---------------
                  (c)  Class A - 3                                                  218,000
                                                                            ---------------
          (4)  Noteholders' Principal Distributable Amount
                  (a)  Class A - 1                                                3,143,019
                                                                            ---------------
                  (b)  Class A - 2                                                        0
                                                                            ---------------
                  (c)  Class A - 3                                                        0
                                                                            ---------------
          (5)  Certificateholders' Interest Distributable Amount                     33,943
                                                                            ---------------
          (6)  Certificateholders' Principal Distributable Amount                         0
                                                                            ---------------
          (7)  Security Insurer Premiums                                             47,988
                                                                            ---------------
          Total distributions                                                                        4,319,181
                                                                                               ---------------
C.   Excess Available Funds (or Deficiency Claim Amount)                                             1,519,733
                                                                                               ---------------

D.   Noteholders' Accelerated Principal Amount                                                      (1,519,733)
                                                                                               ---------------
E.   Certificateholders' Accelerated Principal Amount
                                                                                               ---------------
F.   Deposit to Spread Account                                                                              $0
                                                                                               ---------------
                                                                                               ---------------
VII. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

     A.   Excess Available Funds (VI.C.)                                         $1,519,733
                                                                            ---------------
     B.   Pro Forma Security Balance (II.A.-II.B.+III.A.)                       166,382,641
                                                                            ---------------
     C.   Required Pro Forma Security Balance                                   160,327,781
                                                                            ---------------
     D.   Excess of Pro Forma Balance over Required Balance (B.- C.)              6,054,860
                                                                            ---------------
     E.   End of Period  Class A-1 Note Balance                                  39,382,641
                                                                            ---------------
     F.   Greater of D. or E.                                                    39,382,641
                                                                            ---------------
     G.   Accelerated Principal Amount (lesser of A. or F.)                                         $1,519,733
                                                                                               ---------------
                                                                                               ---------------
VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

     A.   Pro Forma Security Balance                                           $166,382,641
                                                                            ---------------
     B.   Required Pro Forma Security Balance                                   160,327,781
                                                                            ---------------
     C.   Excess of Pro Forma Balance over Required Balance (A. - B.)             6,054,860
                                                                            ---------------
     D.   End of Period Class A-1 Note Balance                                   39,382,641
                                                                            ---------------
     E.   Greater of C. or D.                                                    39,382,641
                                                                            ---------------
     F.   Excess Available Funds   (VI.C.)                                        1,519,733
                                                                            ---------------
     G.   Investment Earnings on Collection Account                                  17,507
                                                                            ---------------
     H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                         $37,880,415
                                                                                               ---------------
                                                                                               ---------------
IX.  RECONCILIATION OF SPREAD ACCOUNT:

     A.   Beginning of period Spread Account balance                                               $11,765,055
                                                                                               ---------------
     B.   Additions to Spread Account
          (1)  Deposits from Collections Account  (VI. F.)                                0
                                                                            ---------------
          (2)  Investment Earnings                                                   50,344
                                                                            ---------------
          (3)  Deposits Related to Subsequent Receivables Purchases               1,922,963
                                                                            ---------------
          Total Additions                                                                            1,973,307
                                                                                               ---------------
     C.   Spread Account balance prior to withdrawals                                               13,738,362
                                                                                               ---------------
     D.   Requisite Amount of Spread Account
          (1)  9% of end of period Aggregate Principal Balance                   13,405,147
                                                                            ---------------
          (2)  $100,000                                                             100,000
                                                                            ---------------
          (3)  $3,500,000                                                         3,500,000
                                                                            ---------------
          (4)  End of period Note and Certificate Balance                       166,382,641
                                                                            ---------------
          (5)  Lesser of (3) or (4)                                               3,500,000
                                                                            ---------------
          (6)  Greater of (2) or (5)                                              3,500,000
                                                                            ---------------
          (7)  15% of end of period Aggregate Principal Balance if Trigger
                 Date
                                                                            ---------------
          Requisite Amount of Spread Account (greater
               of (1) or (6) or (7) if applicable)                                                  13,405,147
                                                                                               ---------------
     E.   Withdrawals from Spread Account
          (1)  Priority First - Deficiency Claim Amount
                                                                            ---------------
          (2)  Priority Second through Third
                                                                            ---------------
          (3)  Priority Fourth - Accelerated Payment Amount
                   Shortfall                                      37,880,415
                                                                ------------
                Accelerated Payment Amount Shortfall in Excess
                   of Requisite Amount                                              333,215
                                                                            ---------------
          (4)  Priority Fifth through Sixth
                                                                            ---------------
          (5)  Priority Seventh - to Servicer                                             0
                                                                            ---------------
          Total withdrawals                                                                            333,215
                                                                                               ---------------
     F.   End of period Spread Account balance                                                     $13,405,147
                                                                                               ---------------
                                                                                               ---------------
X.   PERFORMANCE TESTS:

     A.   Delinquency Ratio
          (1)  Receivables with Scheduled Payment
                 delinquent more than 30 days
                 at end of period  (XI.)                                        $11,637,884
                                                                            ---------------
          (2)  Purchased Receivables with Scheduled
                 Payment delinquent more than 30

                 days at end of period
                                                                            ---------------
          (3)  Beginning of period Principal Balance                            152,089,096
                                                                            ---------------
          (4)  Delinquency Ratio (1)+(2) divided by (3)                                                   7.65%
                                                                                               ---------------
          (5)  Previous Monthly Period Delinquency Ratio                                                  5.20%
                                                                                               ---------------
          (6)  Second previous Monthly Period Delinquency Ratio                                           0.00%
                                                                                               ---------------
          (7)  Average Delinquency Ratio (4)+(5)+(6)
                 divided by 3                                                                             4.28%
                                                                                               ---------------
          (8)  Compliance (Delinquency Test Failure is a
                 Delinquency Ratio equal to or greater than 14%)                                          yes
                                                                                               ---------------
     B.   Default Ratio
          (1)  Receivables becoming Defaulted Receivables
                 during period                                                   $1,524,582
                                                                            ---------------
          (2)  Purchased Receivables with Scheduled
                 Payment delinquent more than 30
                 days at end of period
                                                                            ---------------
          (3)  Beginning of period Principal Balance                            152,089,096
                                                                            ---------------
          (4)  Default Ratio (1)+(2) x 12 divided by (3)                                                 12.03%
                                                                                               ---------------
          (5)  Previous Monthly Period Default Ratio                                                      3.84%
                                                                                               ---------------
          (6)  Second previous Monthly Period Default Ratio                                               0.00%
                                                                                               ---------------
          (7)  Average Default Ratio (4)+(5)+(6)
                 divided by 3                                                                             5.29%
                                                                                               ---------------
          (8)  Compliance (Default Test Failure is a
                 Default Ratio equal to or greater than 21%)                                              yes
                                                                                               ---------------
     C.   Net Loss Ratio
          (1)  Receivables becoming Liquidated Receivables
                 during period                                                     $311,876
                                                                            ---------------
          (2)  Purchased Receivables with Scheduled
                 Payment delinquent more than 30
                 days at end of period
                                                                            ---------------
          (3)  Cram Down Losses occurring during period
                                                                            ---------------
          (4)  Liquidation Proceeds collected
                 during period                                                     (188,351)
                                                                            ---------------
          (5)  Beginning of period Principal Balance                            152,089,096
                                                                            ---------------
          (6)  Net Loss Ratio (1)+(2)+(3)-(4) x 12
                 divided by (5)                                                                           0.97%
                                                                                               ---------------
          (7)  Previous Monthly Period Net Loss Ratio                                                     0.18%
                                                                                               ---------------
          (8)  Second previous Monthly Period Net Loss Ratio                                              0.00%
                                                                                               ---------------
          (9)  Average Net Loss Ratio (6)+(7)+(8)
                 divided by 3                                                                             0.38%
                                                                                               ---------------
          (10) Compliance (Net Loss Test Failure is a
                 Net Loss Ratio equal to or greater than 12%)                                             yes
                                                                                               ---------------

XI.  DELINQUENCY:

     A.   Receivables with Scheduled Payment delinquent
          (1)  31-60 days                                                          #    807         $8,568,797
                                                                            ----------------------------------
          (2)  61-90 days                                                               215          2,230,349
                                                                            ----------------------------------
          (3)  over 90 days                                                              74            838,738
                                                                            ----------------------------------
          Receivables with Scheduled Payment delinquent
           more than 30 days at end of period                                         1,096        $11,637,884
                                                                            ----------------------------------
XII. MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A.   Beginning of period number of Receivables                                                     12,308
                                                                                               ---------------
     B.   Number of Subsequent Receivables Purchased                                                     1,882
                                                                                               ---------------
     C.   Number of Receivables becoming Liquidated
            Receivables during period                                                                       39
                                                                                               ---------------
     D.   Number of Receivables becoming Purchased
            Receivables during period
                                                                                               ---------------
     E.   Number of Receivables paid off during period                                                      97
                                                                                               ---------------
     F.   End of period number of Receivables                                                           14,054
                                                                                               ---------------
                                                                                               ---------------

                                       4

XIII. STATISTICAL DATA:

     A.   Weighted Average APR of the Receivables                                                        20.43%
                                                                                               ---------------
     B.   Weighted Average Remaining Term of the Receivables                                             47.72
                                                                                               ---------------
     C.   Average Receivable Balance                                                                   $10,598
                                                                                               ---------------
     D.   Aggregate Realized Losses                                                                   $144,148
                                                                                               ---------------


AmeriCredit Financial Services, Inc.


By:       /s/ Daniel E. Berce
          ---------------------
Name:     Daniel E. Berce
          ---------------
Title:    Executive Vice-President
          ------------------------
          Chief Financial Officer & Treasurer
          -----------------------------------
Date:     October 4, 1996
          ---------------


                                       1